EXHIBIT 1.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the reference to our firm under the caption "Understanding Your Investment--Experts--Independent Registered Public Accounting Firm" and to the use of our report dated July 23, 2010 in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Advisors Disciplined Trust 363 dated July 23, 2010.



                                        /s/ Grant Thornton LLP

Chicago, Illinois
July 23, 2010